Calvert Strategic Growth Fund

Semi-Annual Report
September 30, 1995


Investing with Vision (TM) (logo) Calvert Group(R)
A member of the Acacia Group(R)


Semi-Annual Report_September 30, 1995
Calvert Strategic Growth Fund

Dear Shareholder:
     This report covers performance results for the Calvert Strategic Growth Fund for the six-month period ending September 30, 1995.
     The stock market rally, now in its fifth year, continued through the first three quarters of 1995, making it the longest period in history that blue chip indices have advanced without at least a 10% correction. The recent stock rally has been driven by speculation in the technology sector, aggressive mutual fund purchases and a high level of investor optimism, all of which suggest increasing market risk.
     We have observed numerous warning signs in this year's rally. From a fundamental perspective, many issues appear overvalued, with the dividend yield ratios for blue chip indices falling to their lowest point in history. Our
Contrarian Principle points to a high level of investor optimism and speculation, while our Smart Money Trades Principle indicates that corporate insiders have accelerated their selling activities. This is noteworthy because these groups have a successful track record of selling prior-
 to market corrections. It is also of note that mutual fund cash holdings have dropped to dangerously low levels, indicating diminished purchasing power. A final point to consider is that the Federal Reserve's much-anticipated interest rate cuts have failed to materialize.

Performance and Strategy
     Although our approach has differed from that which is popular on Wall Street, it has remained defensive, based on our assessment that an excessive level of risk exists in the market. As a result, our performance for the period was below that of the S&P 500 and Russell 2000 indices.

Investment Performance

Period Ended 9/30/95            6 Months      12 Months
Strategic Growth Fund             -0.41%          4.34%
S&P 500                           18.23%         29.71%
Russell 2000                      19.02%         21.19%


Investment performance is for Class A shares and does not reflect the deduction of any front-end sales charges.


Our style of management is based on investment disciplines that are structured to achieve long-term growth with reduced downside volatility. When market risk is assessed to be low, the Calvert Strategic Growth Fund is close to fully invested, moving aggressively into the market to take advantage of equity growth opportunities. This was the case in 1994 when, after only eight months of performance (since its inception in May 5, 1994), the Strategic Growth Fund finished the year with an outstanding return of 18.6%. The Fund clearly outperformed the return of the S&P 500(R) (2.9%) and Russell 2000 (-1.5%) for the 12 months of 1994.
     In times of excessive market risk, such as the type we are currently experiencing, we assume a defensive strategy that is weighted toward capital preservation. With our econometric risk assessment model, the Five Market Principles, negative on balance, we adopted the following measures to limit our market risk during the recent six-month period:
     * An increase in our cash position. We raised our cash holdings to 60% of Portfolio assets as a protection against a declining market and to be available if a good buying opportunity emerges.
     * Equity long positions. An average of 20% of the Portfolio has been invested in selected growth and special-situation equities during the period. Special situation investments may include oil, natural gas, precious metals and interest-sensitive investments such as Treasury bonds and financial sector stocks. We invested 5% of assets in precious metals beginning in July.
     * Equity short exposure. We have shorted selected equity positions as a hedge against some of our long equity positions. Our short exposure averaged in the 14% range during the period.
     * Treasury notes. We are holding 2% of assets in Treasury notes (intermediate securities with maturities of one to ten years).

Outlook
     Our indicators show that the market is still too risky, and as a result, our strategy will continue to emphasize capital preservation. We feel our current defensive posture puts us in an excellent position to take advantage of buying opportunities once they surface.
     We appreciate your investment in the Fund.

     Sincerely,

     (signature) (signature)

     Cedd Moses  Clifton S. Sorrell
     Portfolio Manager   President

Portfolio Statistics
Ten Largest Stock Holdings
as of September 30,1995
                                 % of Net Assets
Staples, Inc.                            1.3%
Micron Technology, Inc.                  1.1%
CISCO Systems, Inc.                      1.1%
Apache Corporation                       1.0%
Burlington Resources, Inc.               0.9%
Nokia Corporation                        0.9%
Smith International, Inc.                0.8%
Cyberoptics Corporation                  0.7%
Barrett Resources Corporation            0.7%
Optical Data Systems, Inc.               0.7%
     Total                               9.2%

Average Annual Total Returns
for periods ended September 30, 1995

Class A Shares
One Year                             -0.63%
Since Inception (5/94)                7.07%
Class C Shares
One Year                              3.53%
Since Inception (5/94)               10.00%

Calvert Strategic Growth Fund
Comparison of change in value of $10,000 investment

Chart 1: Comparison of change in value of $10,000 investment

A line graph showing showing the growth of a $10,000 investment by 9/95 for:
Stategic Growth (Class A) which gew to $11,010
Strategic Growth (Class C) which grew to $11,437
S&P 500 which grew to $13,271
Russell 2000 which grew to $12,215


Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of the Fund's maximum sales charge of 4.75%. Past performance is no guarantee of future results.


Calvert Strategic Growth Fund
Portfolio of Investments
September 30, 1995 (Unaudited)
                                                        Principal
Community Loan Notes (0.2%)                                Amount        Value

  Illinois Facilities Fund, 4.00%, 9/30/96 <F5>         $ 100,000     $100,000
  Rural Community Assistance Corp.,3.50%,6/28/96<F5>      100,000       94,950
  Unitarian Universalist Affordable Housing Corp.,
    3.50%, 6/28/96<F5>                                     50,000       47,475
  Washington Area Community Investment Fund, 3.50%,
    6/28/96 <F5>                                           50,000       47,475
  Working Capital Management, 4.00%, 9/30/96 <F5>          50,000       50,000

     Total Community Loan Notes (Cost $350,000)                        339,900

Equity Securities (21.2%)                                  Shares
Airline (0.6%)
  Valujet Airlines, Inc. <F1>                              28,800      939,600
                                                                       939,600

Auto - Equipment (0.2%)
  Breed Technologies, Inc.                                 20,000      397,500
                                                                       397,500

Computer - Equipment & Services (1.3%)
  C Cube Microsystems, Inc. <F1>                           19,600      896,700
  Desktop Data, Inc. <F1>                                     300       10,425
  Pyxis Corp. <F1>                                         63,920    1,238,450
                                                                     2,145,575

Computer - Graphics (1.1%)
  Silicon Graphics, Inc. <F1>                              34,700    1,192,813
  Trident Microsystems, Inc. <F1>                          30,000      652,500
                                                                     1,845,313

Computer - Local Networks (2.3%)
  Cisco Systems, Inc. <F1>                                 25,200    1,738,800
  Madge Networks, N.V. <F1>                                27,000      864,000
  Optical Data Systems, Inc. <F1>                          29,000    1,131,000
                                                                     3,733,800

Computer - Software (3.9%)
  Aladdin Knowledge Systems                                22,500      250,313
  Arcsys, Inc. <F1>                                         8,800      363,000
  Astea International, Inc. <F1>                            5,100      102,000
  Atria Software, Inc. <F1>                                28,000      819,000
  CBT Group Pub Ltd. <F1>                                  13,500      644,625
  Crystal Dynamics, Inc.                                   13,334      100,005
  Legato Systems, Inc. <F1>                                 2,000       53,000
  Macromedia, Inc. <F1>                                    14,100      805,463
  Mcafee Associates, Inc. <F1>                             10,700     $551,050
  Microsoft Corp. <F1>                                     15,600    1,411,800
  Novadigm, Inc. <F1>                                      17,250      291,093
  Peoplesoft, Inc. <F1>                                    10,400      945,100
                                                                     6,336,449

Computer - Systems (0.4%)
  Discreet Logic, Inc. <F1>                                11,200      616,000
                                                                       616,000

Electrical Products (0.1%)
  Smartflex Systems, Inc. <F1>                              3,500       59,500
                                                                        59,500

Electronics - Laser Sys/Components (0.7%)
  Cyberoptics Corp.                                        33,900    1,152,600
                                                                     1,152,600

Electronics - Semiconductors (2.0%)
  Burr Brown Corp. <F1>                                    10,400      395,200
  CP Clare Corp. <F1>                                      16,200      413,100
  Micrel, Inc. <F1>                                        16,800      470,400
  Micron Technology, Inc. <F1>                             23,100    1,836,450
  Ontrak Systems, Inc. <F1>                                 3,000       82,875
                                                                     3,198,025

Medical (0.9%)
  American Oncology Res., Inc. <F1>                        10,200      438,600
  Compdent Corp. <F1>                                      35,800    1,047,150
  Resmed, Inc. <F1>                                         5,000       88,750
                                                                     1,574,500

Office Equipment and Supplies (1.3%)
  Staples, Inc. <F1>                                       72,750    2,055,188
                                                                     2,055,188

Oil & Gas - Field Services (0.2%)
  Hornbeck Offshore Services, Inc. <F1>                    20,700      320,850
                                                                       320,850

Oil & Gas - Equipment (0.8%)
  Smith International, Inc. <F1>                           72,900    1,266,638
                                                                    1,266,638
Oil & Gas - U.S. Exploration & Production (3.3%)
  Apache Corp.                                             60,100   $1,577,625
  Barrett Resources Corp. <F1>                             51,000    1,147,500
  Burlington Resources, Inc.                               39,500    1,530,625
  Coda Energy, Inc. <F1>                                   10,500       78,092
  Parker & Parsley Petroleum Co.                           46,400      928,000
                                                                     5,261,842

Retail  (0.7%)
  Best Buy Co., Inc. <F1>                                  15,700      412,125
  Just For Feet, Inc. <F1>                                 20,800      639,600
                                                                     1,051,725

Telecommunications Equipment  (1.4%)
  Nokia Corp.                                              21,300    1,485,675
  Stratacom, Inc. <F1>                                     14,800      817,700
                                                                     2,303,375

     Total Equity Securities (Cost $32,255,940)                     34,258,480

Metal (7.3%)                                               Ounces
  Gold Bars <F4>                                           21,193    8,138,013
  Platinum Bars <F4>                                        8,490    3,612,495

      Total Metal (Cost $11,994,154)                                11,750,508

Options Purchased (0.6%)
NASDAQ Index, 140 Put Contracts
  Expiration 12/15/95, Strike Price 600                                530,250
S&P 500 Index, 250 Put Contracts
  Expiration 12/15/95, Strike Price 580                                221,875
S&P 500 Index, 50 Put Contracts
  Expiration 3/15/96, Strike Price 580                                  58,750
S&P 500 Index, 100 Put Contracts
  Expiration 3/15/96, Strike Price 575                                 135,000

      Total Options Purchased (Premium $873,308)                       945,875

U.S. Government Agencies And                            Principal
Instrumentalities  (25.4%)                                 Amount
Federal Farm Credit Banks, 5.75%, 10/5/95             $41,000,000   40,980,354

      Total U.S. Government Agencies and
      Instrumentalities  (Cost $40,980,354)                         40,980,354
                                                        Principal
U.S. Treasury  (40.8%)                                     Amount        Value
U. S. Treasury Bills, 5.325%, 12/28/95                $37,500,000  $37,017,422
U. S. Treasury Bills, 5.34%, 2/22/96                   12,250,000   11,990,157
U. S. Treasury Bills, 5.47%, 3/7/96                    12,500,000   12,201,809
U. S. Treasury Bills, 5.25%, 3/14/96                    1,500,000    1,464,091
U. S. Treasury Notes,  7.25%, 11/30/96                  1,500,000    1,523,220
U. S. Treasury Notes,  7.375%, 11/15/97                 1,500,000    1,543,770

  Total U.S. Treasury  (Cost $65,674,002)                           65,740,469

      TOTAL INVESTMENTS (95.5%) <F3>
      (Cost $152,127,758) <F2>                                    $154,015,586

See notes to portfolio of investments.

[FN]
Notes to Portfolio of Investments:
<F1>  These equity securities have not declared dividends in the past twelve months.
<F2>  Cost of investments is substantially the same for federal income tax purposes.
<F3>  The percentages shown represent the percentage of the investments to net assets.
<F4>  Non-income producing.
<F5>  Restricted securities representing 0.2% of net assets.
[/FN]

Calvert Strategic Growth Fund
September 30, 1995 (Unaudited)



    Schedule Of Investments Sold Short
Equity Securities                                          Shares        Value
America Online, Inc.                                       11,200     $770,000
American Power Conversion Corp.                            85,000    1,041,250
Best Buy Co., Inc.                                         31,400      824,250
Breed Technologies, Inc.                                   20,000      397,500
Circuit City Stores, Inc.                                  49,800    1,574,925
Cypress Semiconductor Corp.                                20,000      799,173
Integrated Device Technology, Inc.                         29,600      740,000
Microsoft Corp.                                            33,500    3,031,750
Paine Webber Group, Inc.                                  170,800    3,373,300
Pyxis Corp.                                                63,920    1,238,450
Qualcomm, Inc.                                             17,000      779,875
Sensormatic Electronics Corp.                              61,200    1,426,885
Silicon Graphics, Inc.                                     34,700    1,192,813
Starbucks Corp.                                            42,300    1,611,110
Valujet Airlines, Inc.                                     49,800    1,624,725

  Total Equity Securities Sold Short
    (Proceeds $21,363,885)                                         $20,426,006


    Schedule Of Options Written
Options Written
Micron Technology, Inc., 231 Call Contracts
  Expiration 1/18/96, Strike Price 80                                  248,325
NASDAQ Index, 65 Put Contracts
  Expiration 12/15/95, Strike Price 540                                 43,875
Optical Data Systems, Inc., 290 Call Contracts
  Expiration 10/19/95, Strike Price 35                                 145,000

     Total Options Written (Premiums $700,295)                        $437,200


Calvert Strategic Growth Fund
Statement of Assets and Liabilities
September 30, 1995 (Unaudited)


Assets
Investments in securities, at value -
  see accompanying portfolio                                      $154,015,586
Cash                                                                 6,268,396
Receivable for securities sold                                      11,057,844
Receivable for shares sold                                             677,782
Interest and dividends receivable                                       95,039
Deposits with brokers                                               15,271,965
Other assets                                                             6,754
  Total assets                                                     187,393,366

Liabilities
Payable for securities purchased                                     4,309,990
Payable for shares redeemed                                            671,752
Securities sold short, at value (proceeds $21,363,885)              20,426,006
Options written, at value (premiums $700,295)                          437,200
Payable to Calvert Asset Management Co., Inc.                          244,615
Payable to Calvert Shareholder Services, Inc.                           23,471
Payable to Calvert Distributors, Inc.                                   48,811
Accrued expenses and other liabilities                                  25,704
  Total liabilities                                                 26,187,549
    Net assets                                                    $161,205,817

Net Assets
Net assets consist of:
Paid-in capital applicable to 8,016,165 outstanding
  Class A Shares of beneficial interest, no par value
  (unlimited shares authorized)                                   $131,103,279
Paid-in capital applicable to 1,543,730 outstanding
  Class C Shares of beneficial interest, no par value
  (unlimited shares authorized)                                     25,467,339
Undistributed net investment income                                  1,988,357
Accumulated realized gains (losses)                                 ( 441,959)
Net unrealized appreciation (depreciation) on investments            3,088,801
    Net assets                                                    $161,205,817

Net Asset Value and Offering Price Per Share
Class A net asset value per share
($135,387,240 _ 8,016,165 Class A shares)                               $16.89
  Maximum sales charge (4.75% of Class A offering price)                   .84
  Offering price per Class A share                                      $17.73
Class C net asset value and offering price per share
($25,818,577 _ 1,543,730 Class C shares)                                $16.72

See notes to financial statements.


Calvert Strategic Growth Fund
Statement of Operations
Six Months Ended September 30, 1995 (Unaudited)

Net Investment Income
Investment Income
  Interest income                                                   $3,197,941
  Dividend income                                                       44,458
    Total investment income                                          3,242,399

Expenses
  Investment advisory fee                                            1,125,669
  Transfer agency fees and expenses                                    146,176
  Distribution Plan expenses:
    Class A                                                            156,590
    Class C                                                            119,874
  Directors' fees and expenses                                           6,262
  Administrative fees                                                  149,247
  Custodian fees                                                        12,446
  Registration fees                                                     55,770
  Reports to shareholders                                               66,682
  Professional fees                                                     15,400
  Miscellaneous expenses                                                70,214
  Reimbursement from Advisor                                        ( 107,473)
    Total expenses                                                   1,816,857
    Fees paid indirectly                                              (12,446)
       Net expenses                                                  1,804,411
              Net Investment Income                                  1,437,988

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
    Securities                                                       5,824,376
    Options written                                                  (669,696)
    Securities sold short                                          (6,220,213)
    Futures                                                          (175,615)
                                                                   (1,241,148)
Change in unrealized appreciation or depreciation                    (498,688)

        Net Realized and Unrealized Gain
       (Loss) on Investments                                       (1,739,836)

        Increase (Decrease) in Net
        Assets Resulting From Operations                            $(301,848)


See notes to financial statements.


Calvert Strategic Growth Fund
Statement of Changes in Net Assets

                                                                          From
                                                       Six Months    Inception
                                                            Ended   May 5,1994
                                                     Sept.30,1995      Through
                                                      (Unaudited)  Mar.31,1995

Increase (Decrease) in Net Assets
Operations
  Net investment income                                $1,437,988     $727,864
  Net realized gain (loss) on investments             (1,241,148)    2,798,748
  Change in unrealized appreciation or
    depreciation of investments                         (498,688)    3,587,489

    Increase (Decrease) in Net Assets
  Resulting From Operations                             (301,848)    7,114,101

Distributions to shareholders from
  Net investment income:
    Class A Shares                                             _    (158,700)
    Class C Shares                                             _     (18,795)
  Net realized gain on investments:
    Class A Shares                                             _  (1,696,519)
    Class C Shares                                             _    (303,040)
  Total distributions                                          _  (2,177,054)

Capital share transactions
    Class A Shares                                     28,556,757  102,546,522
    Class C Shares                                      6,168,892   19,298,447
  Total capital share transactions                     34,725,649  121,844,969

Total Increase (Decrease) in Net Assets                34,423,801  126,782,016

Net Assets
  Beginning of period                                 126,782,016           _
  End of period (including undistributed net
    investment income of $1,988,357 and
    $550,369 for 1995.)                              $161,205,817 $126,782,016


See notes to financial statements.


Notes to Financial Statements (Unaudited)


Note A_Significant Accounting Policies
General: The Calvert Strategic Growth Fund (the "Series"), a series of The Calvert Fund (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund accounts separately for the operations of each series. The Series offers Class A and Class C shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) Distribution Plan expenses, (b) class specific expenses, including transfer agency fees, registration fees, reports to shareholders, (c) dividend rates due to (a) and (b) above, (d) exchange privileges and (e) class specific voting rights.

Security Valuation:   Securities for which market quotations are readily
available are valued at the most recent closing price of their primary exchange, or, if closing prices are unavailable, at the bid prices or based on a yield equivalent obtained from the securities' market maker. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. The Series may invest in securities whose resale is subject to restrictions. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Series may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

Options: The Series may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium.

Futures Contracts: The Series may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Series segregates securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering in futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Securities Sold Short: The Series may sell securities that it does not own in anticipation of a decline in their market price. Gains or losses represent the difference between the sale proceeds and the price of the security.

Deposits with Brokers: The Series maintains, in a segregated account with brokers, liquid assets sufficient to cover, on a daily basis, the current values of written options and securities sold short.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Dividends declared on securities sold short are reported as an expense.

Distributions to Shareholders: Distributions to shareholders are recorded by the Series on ex-dividend date. Dividends from net investment income are paid annually. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Series' capital accounts to reflect income and gains available for-
 distribution under income tax regulations.

Expense Offset Arrangements: The Series has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Series' cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Series intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B_Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated
Trustees of the Series. For its services, the Advisor receives a monthly fee based on an annual rate of 1.5% of the Series' average daily net assets. Effective May, 1995, the Series began paying a monthly performance fee of plus or minus .15%, on an annual basis, of average daily net assets of the performance period depending on the Series' performance compared to the Russell 2000 Index.

The Advisor reimburses the Series for its operating expenses (excluding brokerage fees, taxes, interest, Distribution Plan expenses and extraordinary items) exceeding the following annual rates of average daily net assets: 2.5% on the first $30 million, 2.0% on the next $70 million and 1.5% on the excess of $100 million. Expenses reimbursed by the Advisor before December 31, 1994 may, to the extent permitted by law, be repaid by the Series from January 1, 1995 through December 31, 1996. All expense reimbursements made from January 1, 1995 through December 31, 1996 may be repaid from January 1, 1997 through December 31, 1998. Expense repayments are subject to the above stated expense limitations.

Calvert Distributors, Inc. (the successor of Calvert Securities Corp. effective April, 1995), both affiliates of the Advisor, is the distributor and principal underwriter for the Series. Distribution Plans, adopted by each class of shares, allow the Series to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.0% annually of average daily net assets of each Class A and Class C, respectively.

The Distributor received $171,586 as its portion of commissions charged on sales of the Series' shares.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Series.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Series for an annual fee, payable monthly, of .20% of the average daily net assets of the Series.

Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,250 plus $1,200 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board. Trustees fees are allocated to each of the funds served.

Note C_Investment Activity
During the period, purchases and sales of investments, other than short-term and U.S. government securities, were $94,736,411 and $75,715,778, respectively. U.S. government security purchases were $0 and sales were $7,465,944.

The cost of investments owned at September 30, 1995 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $1,887,828, of which $3,129,325 related to appreciated securities and $1,241,497 related to depreciated securities.


The following summarizes the Series' transactions in written call and put options during the year:

                                         Contracts            Premiums
     Options outstanding, beginning       $198,000          $1,077,079
     Options written                       119,000           1,387,393
     Options exercised                    (66,400)           (617,617)
     Options closed                      (162,000)         (1,034,964)
     Options expired                      (30,000)           (111,596)
     Options outstanding, ending           $58,600            $700,295

Securities having an aggregate market value of approximately $3 million were identified to cover open options written at September 30, 1995.

Note D_Capital Share Transactions
The change in net assets resulting from capital share transactions for 1995 is indicated below:

                           Class A        Class A        Class C        Class C
                            Shares    Shares From         Shares    Shares From
                        Six Months      Inception     Six Months      Inception
                             Ended    May 5, 1994          Ended    May 5, 1994
                         Sept. 30,        Through      Sept. 30,        Through
                              1995      March 31,           1995      March 31,
                       (Unaudited)           1995    (Unaudited)           1995
In dollars:
Shares sold            $48,244,316   $110,223,061    $10,929,124    $23,305,871
Reinvestment of
  dividends                     _      1,855,219             _        321,835
Shares redeemed       (19,687,559)    (9,531,758)    (4,760,232)    (4,329,259)
                       $28,556,757   $102,546,522     $6,168,892    $19,298,447

In shares:
Shares sold              2,885,410      6,768,943        657,768      1,410,707
Reinvestment of
  dividends                     _        108,719             _         18,816
Shares redeemed        (1,179,407)      (567,500)      (287,111)      (256,450)
                         1,706,003      6,310,162        370,657      1,173,073



Calvert Strategic Growth Fund
Financial Highlights


                                                          Class A        Class A        Class C        Class C
                                                           Shares    Shares From         Shares    Shares From
                                                       Six Months      Inception     Six Months      Inception
                                                            Ended    May 5, 1994          Ended    May 5, 1994
                                                        Sept. 30,        Through      Sept. 30,        Through
                                                             1995      March 31,           1995      March 31,
                                                      (Unaudited)           1995    (Unaudited)           1995

Net asset value, beginning of period                       $16.96         $15.00         $16.86         $15.00
Income from investment operations
  Net investment income                                       .14            .20            .08            .12
  Net realized and unrealized gain (loss)
     on investments                                         (.21)           2.21          (.22)           2.18
    Total from investment operations                        (.07)           2.41          (.14)           2.30
Distributions from
  Net investment income                                        _          (.04)             _          (.03)
  Net realized gains                                           _          (.41)             _          (.41)
    Total distributions                                        _          (.45)             _          (.44)
Total increase (decrease) in net asset value                (.07)           1.96          (.14)           1.86
Net asset value, end of period                             $16.89         $16.96         $16.72         $16.86
Total return<F2>                                           (.41%)         16.08%         (.83%)         15.32%
Ratios to average net assets:
  Net investment income                                2.08% <F1>     1.47% <F1>      1.17%<F1>      .83% <F1>
  Total expenses<F3>                                   2.29% <F1>             _      3.21%<F1>             _
  Net expenses                                         2.28% <F1>     2.55% <F1>      3.19%<F1>     3.45% <F1>
  Expenses reimbursed
   and/or waived                                         .17%<F1>      .31% <F1>             _      .20% <F1>
Portfolio turnover                                           256%           480%           256%           480%
Net assets, end of period (in thousands)                 $135,387       $107,004        $25,819        $19,778
Number of shares outstanding
at end of period (in thousands)                             8,016          6,310          1,544          1,173


<F1>  Annualized
<F2>  Total return is not annualized and does not reflect deduction of
Class A front-end sales charge.
<F3>  Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously, such reductions were included in the ratio.


To Open an Account:
800-368-2748
Yields and Prices:
Calvert Information Network
24 hours, 7 days a week
800-368-2745
Service for
Existing Account:
Shareholders: 800-368-2745
Brokers: 800-368-2746
TDD for Hearing
Impaired:
800-541-1524
Branch Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
Registered, Certified
or Overnight Mail:
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807
Principal
Underwriter:
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.


Investing with Vision (TM) (logo) Calvert Group(R)
A member of the Acacia Group(R)


4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814